EXHIBIT 24.1


                             POWER OF ATTORNEY
                             -----------------


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul H. Hatfield, John M. Casper, John F. McCartney and Charles R. Miller, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Form 10-K, Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


      Signature                Title                Date
      ---------                -----                ----

                              Director          ----------------
---------------------
Paul F. Cornelsen


     /s/                      Director          January 10, 1996
---------------------
Andrew B. Craig, III


     /s/                      Director          January 10, 1996
---------------------
Louis Fernandez


     /s/                      Director          January 10, 1996
---------------------
Wayne J. Grace


     /s/                      Director          January 10, 1996
---------------------
Paul H. Hatfield


     /s/                      Director          January 10, 1996
---------------------
William E. Maritz


     /s/                      Director          January 10, 1996
---------------------
William E. Nasser

      Signature                Title                Date
      ---------                -----                ----

     /s/                      Director          January 10, 1996
---------------------
Richard L. O'Shields


     /s/                      Director          January 10, 1996
---------------------
Fairfax F. Pollnow


                              Director          ----------------
---------------------
Thomas P. Reidy


     /s/                      Director          January 10, 1996
---------------------
Joseph T. Williams

STATE OF MISSOURI       )
                        ) SS.
COUNTY OF ST. LOUIS     )

      On this 10th day of January, 1996, before me personally appeared
Paul F. Cornelsen, Andrew B. Craig, III, Louis Fernandez, Wayne J. Grace, Paul H. Hatfield, William E. Maritz, William E. Nasser, Richard L. O'Shields, Fairfax F. Pollnow, Thomas P. Reidy and Joseph T. Williams, to me known to be the persons described in and who executed the foregoing Power of Attorney, and acknowledged that they executed the same as their free act and deed.



                                               /s/ Terry Raftery
                                         -------------------------------
                                          Notary Public


My Commission Expires:  November 9, 1996


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